                                                                       EX-99.B16


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
               SHORT-TERM CORPORATE PORTFOLIO -- INVESTOR SHARES



1. Average Annual Total Return (As of January 31, 1998)
        P (1 + T)n = ERV




     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
     One Year
          P =    $1,000
          T =    +7.53%
          N =    1
        ERV =    $1,075.35
    Five Year
          P =    $1,000
            T    +6.08%
          N =    5
        ERV =    $1,343.28
     Ten Year
          P =    $1,000
          T =    +7.81%
          N =    10
        ERV =    $2,121.80



2. YIELD (30 Days Ended January 31, 1998)


                  Yield = 2[(a - b +1)6-1]
                      ---------------------------
                             c X d



       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $23,338,031.69
                b = $1,030,427.69
                c = 427,764,993.224
                d = $10.87
             Yield = 5.83%

                                                                       EX-99.B16


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
             SHORT-TERM CORPORATE PORTFOLIO -- INSTITUTIONAL SHARES



1. Average Annual Total Return (As of January 31, 1998)
        P (1 + T)n = ERV




     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
                                          *Since Inception-September 30, 1997
          P =    $1,000
          T =    +2.79%
          N =    *
        ERV =    $1,027.94



2. YIELD (30 Days Ended January 31, 1998)


                  Yield = 2[(a - b +1)6-1]
                      ---------------------------
                             c X d



       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $1,314,911.07
                b = $32,259.39
                c = 24,102,229.532
                d = $10.87
             Yield = 5.95%

                                                                       EX-99.B16



               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

                          SHORT-TERM FEDERAL PORTFOLIO


1. Average Annual Total Return (As of January 31, 1998)
        P (1 + T)(n) = ERV




     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    One Year
           P =    $1,000
           T =    +7.06%
           N =    1
         ERV =    $1,070.57
    Five Year
           P =    $1,000
           T =    +5.73%
           N =    5
         ERV =    $1,321.54
    Ten Year
           P =    $1,000
           T =    +7.38%
           N =    10
         ERV =    $2,037.53



2. YIELD (30 Days Ended January 31, 1998)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c X d



       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $6,730,830.75
                b = $295,688.78
                c = 142,033,413.173
                d = $10.19
             Yield = 5.40%

                                                                       EX-99.B16



               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

                       LONG-TERM U.S. TREASURY PORTFOLIO


1. Average Annual Total Return (As of January 31, 1998)
        P (1 + T)(n) = ERV




     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    One Year
          P =    $1,000
          T =    +16.85%
          N =    1
        ERV =    $1,168.47
    Five Year
          P =    $1,000
          T =    +9.50%
          N =    5
        ERV =    $1,574.39
    Ten Year
          P =    $1,000
          T =    +10.27%
          N =    10
        ERV =    $2,657.29



2. YIELD (30 Days Ended January 31, 1998)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c X d



       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $5,217,061.98
                b = $216,508.08
                c = 98,355,467.972
                d = $10.79
             Yield = 5.72%

                                                                       EX-99.B16



               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

                                 GNMA PORTFOLIO


1. Average Annual Total Return (As of January 31, 1998)
        P (1 + T)(n) = ERV




     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
    One Year
          P =    $1,000
          T =    +9.86%
          N =    1
        ERV =    $1,098.56
    Five Year
          P =    $1,000
          T =    +7.12%
          N =    5
        ERV =    $1,410.13
    Ten Year
          P =    $1,000
          T =    +8.93%
          N =    10
        ERV =    $2,352.12



2. YIELD (30 Days Ended January 31, 1998)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c X d



       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $50,276,777.31
                b = $1,893,732.20
                c = 840,507,467.631
                d = $10.48
             Yield = 6.68%

                                                                       EX-99.B16



               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

                         LONG-TERM CORPORATE PORTFOLIO


1. Average Annual Total Return (As of January 31, 1998)
        P (1 + T)(n) = ERV




     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
     One Year
          P =    $1,000
          T =    +15.52%
          N =    1
        ERV =    $1,155.22
    Five Year
          P =    $1,000
          T =    +9.24%
          N =    5
        ERV =    $1,555.77
     Ten Year
          P =    $1,000
          T =    +10.56%
          N =    10
        ERV =    $2,728.84



2. YIELD (30 Days Ended January 31, 1998)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c X d



       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $20,213,608.89
                b = $774,098.42
                c = 393,377,185.099
                d = $9.32
             Yield = 6.45%

                                                                       EX-99.B16



               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

                         HIGH YIELD CORPORATE PORTFOLIO


1. Average Annual Total Return (As of January 31, 1998)
        P (1 + T)(n) = ERV




     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
     One Year
          P =    $1,000
          T =    +13.14%
          N =    1
        ERV =    $1,131.40
    Five Year
          P =    $1,000
          T =    +10.96%
          N =    5
        ERV =    $1,681.76
     Ten Year
          P =    $1,000
          T =    +10.36%
          N =    10
        ERV =    $2,680.80



2. YIELD (30 Days Ended January 31, 1998)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c X d



       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $31,699,169.53
                b = $977,085.97
                c = 571,275,862.743
                d = $8.17
             Yield = 8.03%

                                                                       EX-99.B16



               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

                       SHORT-TERM U.S. TREASURY PORTFOLIO


1. Average Annual Total Return (As of January 31, 1998)
        P (1 + T)(n) = ERV




     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
     One Year
          P =    $1,000
          T =    +7.11%
          N =    1
        ERV =    $1,071.06
    Five Years
          P =    $1,000
          T =    +5.60%
          N =    5
        ERV =    $1,313.04
    *Since Inception-October 28, 1991
          P =    $1,000
          T =    +6.29%
          N =    *
        ERV =    $1,464.91



2. YIELD (30 Days Ended January 31, 1998)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c X d



       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $4,552,603.04
                b = $205,540.30
                c = 97,898,731.78
                d = $10.27
             Yield = 5.25%

                                                                       EX-99.B16



               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

                   INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO


1. Average Annual Total Return (As of January 31, 1998)
        P (1 + T)(n) = ERV




     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
     One Year
          P =    $1,000
          T =    +10.78%
          N =    1
        ERV =    $1,107.76
    Five Years
          P =    $1,000
          T =    +7.14%
          N =    5
        ERV =    $1,412.08


    *Since Inception-October 28, 1991
          P =    $1,000
          T =    +8.38%
          N =    *
        ERV =    $1,655.12



2. YIELD (30 Days Ended January 31, 1998)


                  Yield = 2[(a - b +1)(6)-1]
                      ---------------------------
                             c X d



       Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period
    Example     a = $7,252,004.00
                b = $316,013.86
                c = 143,497,989.805
                d = $10.80
             Yield = 5.43%